Fiscal 2014 4th Quarter Presentation August 27, 2014

2 Participants Steven E. Nielsen President & Chief Executive Officer  Timothy R. Estes Chief Operating Officer  H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

3 Fiscal 2014 fourth quarter and annual results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and the competitive environment. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements include statements of expectations regarding businesses acquired, including expected benefits and synergies of the transaction, future financial and operating results, and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the acquisitions. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward- looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward- looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 27, 2013, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 14 through 18 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Forward Looking Statements and Non-GAAP Information

4 Q4-2014 Overview Notes: See “Regulation G Disclosure” slides 14-18 for a reconciliation of GAAP to Non-GAAP financial measures.  Contract revenue of $482.1 million in Q4-14 compared to $478.6 million in Q4-13  Solid growth from several key customers  Declines from rural customers on stimulus projects and customer spending modulations as strategies adapt to a changing environment  Solid operating results  Adjusted EBITDA - Non-GAAP of $57.5 million, or 11.9% of revenue  Net income - Non-GAAP of $0.48 per share diluted in Q4-14 compared to $0.44 per share diluted in Q4-13  Acquired Watts Brothers Cable Construction in Q4-14  Unprecedented end market opportunities

5 Industry developments are producing opportunities which in aggregate are  unprecedented for the industry  Major industry participants have initiated significant wireline network deployments  Most participants believe newly deployed networks should provision 1 gigabit speeds Dycom well positioned to deliver valuable service to customers   Currently providing services for 1 gigabit full deployments across the country in nine major metropolitan areas to a number of customers  Dycom revenues and opportunities driven by this new standard are accelerating into 2015  Near term customer spending modulations as network strategies adapt and timing uncertainty consistent with the initiation of large scale network deployments Industry Update

6 2.4% 3.5% 6.2% 7.5% 10.0% 0.9% (3.8)% (0.7)% (2.4)% 4.0% 10.7% 12.6% 15.8% 4.6% (2.5)% 1.7% -10% -5% 0% 5% 10% 15% 20% 25% Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Organic Growth % Organic Growth % - Excluding stimulus revenue Revenue Summary Notes: See “Regulation G Disclosure” slides 14-18 for a reconciliation of GAAP to Non-GAAP financial measures. (a) Stimulus revenues comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009.  Top 5 customers represented 58.1% of revenue in Q4-14 compared to 58.4% in Q4-13  AT&T, Dycom’s largest customer, grew 19.1% organically  Comcast, Dycom’s third largest customer, grew 12.1% organically  Overall organic revenue in-line with Q4-13  Revenue combined from Top 5 customers declined 2.0% organically  All other customers grew 1.1% organically  Organic growth of 1.7% (excluding services for stimulus funded projects (a)) Organic Growth (Decline) – Non-GAAP Revenue % by Customer – Top 5 in Q4-14 Q4-14 Customer Revenue Highlights (a) 0% 4% 8% 12% 16% 20% 24% AT&T CenturyLink Comcast Verizon Windstream Q4-14 Q4-13

7 2,1578,001 10,135 10,349 10,822 11,107 10,410 10,324 10,592 0 3,000 6,000 9,000 12,000 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Employees from acquired subsidiaries Customers Description Area Approximate Term (in years)  AT&T Wireless Construction Services Florida, Georgia, Kentucky 3  Comcast Construction Services New Mexico, Washington 1-3  Charter Construction and Maintenance Services Illinois, Missouri, Tennessee, Alabama, Texas 1  Corning Construction and Engineering Services Washington, Oregon, Nevada, Utah, Colorado 1  Verizon Central Office Infrastructure Services New York, New Jersey, Pennsylvania 3  Various Rural and Municipal Broadband Washington, Oregon, Colorado, Minnesota, Arkansas, South Carolina 1-3 Backlog and Awards Backlog ($ in millions) Number of Employees Selected Current Awards and Extensions Notes: Our backlog estimates represent amounts under master service agreements and other contractual agreements, including long-term contracts, for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. $462 $1,376 $2,019 $2,003 $2,197 $1,996 $2,147 $2,046 $2,331 $822 $1,242 $1,208 $1,217 $1,116 $1,193 $1,179 $1,345 $- $400 $800 $1,200 $1,600 $2,000 $2,400 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Acquired subsidiaries backlog 12 month backlog

8 Notes:  See “Regulation G Disclosure” slides 14-18 for a reconciliation of GAAP to Non-GAAP financial measures. (a) Includes Q4-14 revenues of $9.5 million and Q4-13 revenues of $2.6 million from businesses acquired during the fourth quarters of fiscal 2014 and 2013. Summary Results Contract Revenues (a) ($ in millions) Adjusted EBITDA – Non-GAAP ($ in millions) Net Income and EPS - Non-GAAP ($ in millions, except per share data) Earnings per share - Non-GAAP of $0.48 in Q4-14 compared to $0.44 in Q4-13 Q4-13 Net income - Non-GAAP $ 16.9 $ 15.1 Fully Diluted EPS - Non- GAAP $ 0.48 $ 0.44 Q4-14 $482.1 $478.6 $150 $250 $350 $450 $550 Q4-14 Q4-13 $57.5 $58.1 $- $10 $20 $30 $40 $50 $60 Q4-14 Q4-13 Adjusted EBITDA - Non-GAAP as a % of revenues: 11.9% 12.1%

Selected Financial Information

($ in millions, except earnings per share)	Q4-14	Q4-13	Change
Contract Revenues	$ 482.1	$ 478.6	$ 3.4
Cost of Earned Revenues - Non-GAAP	$ 386.6	$ 383.7	$ 2.9
Gross Margin % - Non-GAAP (a)	19.80%	19.84%	
General & Administrative - Non-GAAP - Q4-13	$ 41.1	$ 39.7	$ 1.4
Depreciation	$ 18.9	$ 17.7	$ 1.2
Amortization	$ 4.2	$ 7.1	$ (2.9)
Interest Expense, net	$ 6.6	$ 6.8	$ (0.2)
Other Income, net	$ 3.0	$ 1.1	$ 2.0
Net Income - Non-GAAP	$ 16.9	$ 15.1	$ 1.8
Diluted Earnings Per Share - Non-GAAP	$ 0.48	$ 0.44	$ 0.04
Adjusted EBITDA Non-GAAP (b)	$ 57.5 11.9%	$ 58.1 12.1%	$ (0.7)

Q4-14 Commentary

- ***Contract revenue of $482.1 million in Q4-14 compared to $478.6 million in Q4-13***
  - Growth from several large customers
  - Declines from rural customers on stimulus projects and customer spending modulations
  - Revenues from businesses acquired during the fourth quarters of fiscal 2014 and 2013 contributed $9.5 million and $2.6 million in Q4-14 and Q4-13, respectively
- ***Adjusted EBITDA of $57.5 million, or 11.9% of revenue, consistent with Q4-13***
- ***Strong other income from asset sales***

Notes: Amounts above may not add due to rounding. Additionally, see "Regulation G Disclosure" slides 14-18 for a reconciliation of GAAP to Non-GAAP financial measures.

(a) Gross Margin % - Non-GAAP calculated as the excess of contract revenues over cost of earned revenues - Non-GAAP as a percentage of contract revenues for the applicable period.

(b) Percentages disclosed represent Adjusted EBITDA - Non-GAAP as a percentage of contract revenues for the applicable period.

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10 Cash Flow and Liquidity  Balance Sheet Strength  Ample liquidity of $183.3 million from cash  on hand and availability on the Credit  Agreement Q4-14 CommentaryLiquidity ($ in millions) Q4-14 Q3-14 Selected Cash Flow Information ($ in millions) Q4-14 Q4-13  Operating cash flows reflect working capital  changes from sequential growth  Acquired Watts Brothers Cable Construction for $16.4 million $ 20.7 $ 18.7 $ 63.0 $ 16.0 114.1 116.4 280.7 280.8 $ 457.8 $ 413.2 $ 49.4 $ 49.6 $ 162.6 $ 209.4 (*) Includes debt premium of $3.2 mill ion and $3.3 mill ion at Q4-14 and Q3-14, respectively Letters of Credit outstanding Availability on Senior Credit Agreement $275 million revolver Cash and equivalents Term Loan Debt: Senior Credit Agreement, matures Dec‐2017 Total debt 7.125% Senior Subordinated Notes, due Jan-2021 (*) $ (13.3) $ 15.4 $ (16.4) $ (11.3) $ (12.6) $ (17.5) $ 44.7 $ 11.4 Cash flow (used in) from Operations Capital expenditures, net of disposals Cash paid for acquisitions Borrowings of debt

Q1-2015 Outlook

DYCOM INDUSTRIES INC.

($ in millions, except earnings per share)	Q1-2014	Q1-2015 Outlook	Year Over Year Commentary on Outlook *(all amounts are estimates – actual amounts may differ)*
Contract Revenues	$512.7	$490.0 - $510.0	❖ Network investments by several large customers ❖ Lower revenue from rural customers on stimulus projects ❖ Customer spending modulations as strategies adapt to a changing environment
Gross Margin % *(as a percent of revenue)*	20.0%	Gross Margin % which expands year-over-year	❖ Improving mix of customer growth opportunities
G&A Expense % *(as a percent of revenue)* *Includes stock-based compensation*	8.4%	8.8% - 9.1% *Includes stock-based compensation*	❖G&A expense reflecting scale and recent M&A ❖Includes stock-based compensation of approximately $4.0 million compared to $3.5 million in Q1-14
Depreciation & Amortization	$23.6	$23.2 - $23.6	❖Depreciation increases from recent M&A and cap-ex ❖Includes amortization of $4.0 million in Q1-15 compared to $5.2 in Q1-14
Interest Expense	$6.9	$6.7 - $6.8	❖Interest expense reflects expected level of borrowings
Other Income	$2.0	$1.0 - $1.5	❖Other income from asset disposals
Adjusted EBITDA % - Non-GAAP *(a)* *(as a percent of revenue)*	12.3%	Adjusted EBITDA % in line with Q1-14 result	❖Adjusted EBITDA reflects gross margin improvement offset by higher G&A expense
EPS–Diluted	$0.54	$0.45 - $0.52 per share diluted	❖Revenue range and operating results drive earnings per share outlook
Diluted Shares (in millions)	34.6	Approximately 35.1	❖Diluted shares reflect vesting of employee equity awards

Notes: See "Regulation G Disclosure" slides 14-18 for a reconciliation of GAAP to Non-GAAP financial measures.

(a) The Company defines Adjusted EBITDA - Non-GAAP as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, charges for wage and hour class action settlements, stock-based compensation expense, and certain non-recurring items.

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Looking Ahead to Fiscal Q2-2015

DYCOM INDUSTRIES INC.

Looking Ahead Commentary *($ in millions)*		Q2-14 ($ in millions) Included for comparison	
Contract Revenues	❖ Expectation of normal winter weather patterns ❖ Network investments by several large customers ❖ Headwind from lower revenue for rural customers on stimulus projects ❖ Customer spending modulations as strategies adapt to a changing environment ❖ Revenue % growth of mid single digits compared to Q2-14 result	$	390.5
Gross Margin % *(as a percent of revenue)*	❖Fiscal Q2 gross margins display impacts of seasonality including: *inclement winter weather *fewer available workdays due to holidays *reduced daylight work hours *restart of calendar payroll taxes ❖Gross margins which expand year over year with the expectation of normal winter weather and an improving mix of customer growth opportunities		16.2%
G&A Expense *(G&A % as a percent of revenue) Includes stock-based compensation*	❖G&A expense slightly increases as a % of revenues year over year ❖Includes stock-based compensation of approximately $3.6 in Q2-15 compared to $3.5 in Q2-14	$	38.6 9.9%
Adjusted EBITDA % – Non-GAAP *(a)*	❖Adjusted EBITDA % which expands from Q2-14 result		7.2%
Other Factors:			
Depreciation & Amortization	❖Ranges from $23.4 - $23.8 in Q2-15 ❖Includes amortization of $4.0 in Q2-15 compared to $4.8 in Q2-14	$	23.4
Interest Expense	❖$6.7 - $6.8 in Q2-15	$	6.8
Other Income	❖$1.2 - $1.7 in Q2-15	$	0.6

Notes: See "Regulation G Disclosure" slides 14-18 for a reconciliation of GAAP to Non-GAAP financial measures.

(a) The Company defines Adjusted EBITDA - Non-GAAP as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, charges for wage and hour class action settlements, stock-based compensation expense, and certain non-recurring items.

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13 Looking Ahead Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses  Wireless carriers upgrading from 3G to 4G technologies  Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services Encouraged that industry participants remain committed to multi‐year  capital spending initiatives which in some cases are meaningfully  accelerating and expanding in scope

Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Adjusted EBITDA - Reconciliation of GAAP to Non-GAAP Measures
($ in 000's)

	Q4-14 Three Months Ended July 26, 2014	Q4-13 Three Months Ended July 27, 2013	Q1-14 Three Months Ended October 26, 2013	Q2-14 Three Months Ended January 25, 2014
Reconciliation of net income (loss) to Adjusted EBITDA -Non-GAAP:				
Net income (loss)	$ 16,489	$ 14,666	$ 18,660	$ (3,067)
Interest expense, net	6,578	6,752	6,886	6,800
Provision (benefit) for income taxes	10,693	9,380	12,440	(1,970)
Depreciation and amortization expense	23,060	24,820	23,552	23,435
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	56,820	55,618	61,538	25,198
Gain on sale of fixed assets	(2,802)	(816)	(1,865)	(570)
Stock-based compensation expense	2,876	2,628	3,506	3,544
Charges for wage and hour class action litigation settlements	600	495	-	-
Acquisition related costs	-	224	-	-
Adjusted EBITDA - Non-GAAP	$ 57,494	$ 58,149	$ 63,179	$ 28,172
Contract revenues	$ 482,071	$ 478,632	$ 512,720	$ 390,518
Adjusted EBITDA - Non-GAAP as a % of contract revenues	*11.9%*	*12.1%*	*12.3%*	*7.2%*

Notes: Amounts above may not add due to rounding.

The above table presents a reconciliation of the Non-GAAP financial measure of Adjusted EBITDA for the periods specified to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA - Non-GAAP as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, charges for wage and hour class action settlements, stock-based compensation expense, and certain non-recurring items. The Company believes this Non-GAAP financial measure provides information that is useful to the Company's investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company's results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

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Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Selected Information- Reconciliation of GAAP to Non-GAAP Measures
($ in 000's, except per share amounts)

	Q4-14			Q4-13		
	Three Months Ended July 26, 2014			Three Months Ended July 27, 2013		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 482,071	$ -	$ 482,071	$ 478,632	$ -	$ 478,632
Cost of earned revenues, excluding depreciation and amortization	387,221	(600) (a)	386,621	384,169	(495) (a)	383,674
General and administrative expenses	41,058	-	41,058	39,914	(224) (b)	39,690
Depreciation and amortization	23,060	-	23,060	24,820	-	24,820
Total	451,339	(600)	450,739	448,903	(719)	448,184
Interest expense, net	(6,578)	-	(6,578)	(6,752)	-	(6,752)
Other income, net	3,028	-	3,028	1,069	-	1,069
Income before income taxes	27,182	600	27,782	24,046	719	24,765
Provision for income taxes (c)	10,693	236	10,929	9,380	284	9,664
Net income	$ 16,489	$ 364	$ 16,853	$ 14,666	$ 435	$ 15,101
Diluted income per share	$ 0.47	$ 0.01	$ 0.48	$ 0.43	$ 0.01	$ 0.44
Shares used in computing Diluted EPS:	34,960,049		34,960,049	34,082,228		34,082,228
Gross Margin % (d)	19.68%		19.80%	19.74%		19.84%

Notes: Amounts above may not add due to rounding. For the quarter ended July 26, 2014 and July 27, 2013, the items reconciling GAAP to Non-GAAP financial measures are specifically described below:

(a) Pre-tax charges for wage and hour class action litigation settlements.
(b) Pre-tax acquisition related costs.
(c) Provision for income taxes includes the tax effect of the other reconciling items identified herein.
(d) Gross margin % is calculated as contract revenues less cost of earned revenues (excluding depreciation and amortization) as a percentage of contract revenues.

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Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions)

The table below reconciles GAAP revenue growth (decline) to Non-GAAP organic revenue growth (decline).

							Revenue Growth (Decline) %		
	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS		NON-GAAP Organic Contract Revenues (a)(b)	NON-GAAP ADJUSTMENTS	NON-GAAP Organic Contract Revenues - Excluding stimulus (a)	GAAP %	NON-GAAP - Organic % (a)	NON-GAAP - Organic % excluding stimulus (a) (c)
Q4-14 Organic Growth (Decline):		*Revenues from businesses acquired (a)*	*Revenues from storm restoration services*		*Organic revenues from customers for stimulus work (c)*				
Q4-14	$ 482.1	$ (9.5)	$ -	$ 472.6	$ (23.8)	$ 448.7	0.7%	(0.7)%	1.7%
Q4-13	$ 478.6	$ (2.6)	$ -	$ 476.1	$ (34.8)	$ 441.3			
Prior Quarters Organic Growth (Decline):									
Q3-14	$ 426.3	$ (5.6)	$ -	$ 420.7	$ (26.0)	$ 394.7	(2.5)%	(3.8)%	(2.5)%
Q3-13	$ 437.4	$ -	$ -	$ 437.4	$ (32.5)	$ 404.8			
Q2-14	$ 390.5	$ (111.5)	$ -	$ 279.0	$ (11.0)	$ 268.1	5.7%	0.9%	4.6%
Q2-13	$ 369.3	$ (75.9)	$ (16.7)	$ 276.7	$ (20.3)	$ 256.4			
Q1-14	$ 512.7	$ (157.1)	$ -	$ 355.6	$ (19.7)	$ 335.9	58.6%	10.0%	15.8%
Q1-13	$ 323.3	$ -	$ -	$ 323.3	$ (33.1)	$ 290.2			
Q4-13	$ 478.6	$ (139.1)	$ -	$ 339.5	$ (19.9)	$ 319.6	50.5%	7.5%	12.6%
Q4-12	$ 318.0	$ -	$ (2.3)	$ 315.8	$ (31.9)	$ 283.9			
Q3-13	$ 437.4	$ (122.9)	$ -	$ 314.5	$ (19.0)	$ 295.5	47.7%	6.2%	10.7%
Q3-12	$ 296.1	$ -	$ -	$ 296.1	$ (29.2)	$ 266.9			
Q2-13	$ 369.3	$ (75.9)	$ (16.7)	$ 276.7	$ (20.3)	$ 256.4	38.1%	3.5%	4.0%
Q2-12	$ 267.4	$ -	$ -	$ 267.4	$ (20.8)	$ 246.6			
Q1-13	$ 323.3	$ -	$ -	$ 323.3	$ (33.1)	$ 290.2	1.2%	2.4%	(2.4)%
Q1-12	$ 319.6	$ -	$ (3.7)	$ 315.8	$ (18.7)	$ 297.2			

Notes: Amounts above may not add due to rounding.

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

(b) For comparisons of Organic Revenue beginning with Q3-14, Organic Revenue – Non-GAAP includes revenues of businesses acquired in Q2-13 ("Acquired Subsidiaries") as the revenues from these businesses are included in both quarters (Q3-14 and Q3-13).

(c) Organic revenues from customers for stimulus work comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. Amounts included for stimulus revenues are organic and, as a result, exclude stimulus work from Acquired Subsidiaries prior to the Q3-14 organic calculation when the Acquired Subsidiaries were in both periods.

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Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions)

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (decline).

	Total Contract Revenue	Top 5 Customers combined*	All customers (excluding Top 5 Customers)	AT&T	Comcast
GAAP Revenue					
Q4-14	$ 482.1	$ 280.2	$ 201.9	$ 96.5	$ 58.6
Q4-13	$ 478.6	$ 279.5	$ 199.1	$ 79.1	$ 48.9
GAAP Revenue - % Changes	**0.7%**	**0.3%**	**1.4%**	**21.9%**	**19.9%**
Non-GAAP Adjustments					
Q4-14 - Revenue from businesses acquired in Q4-14 and Q4-13	$ (9.5)	$ (8.8)	$ (0.7)	$ (2.2)	$ (6.5)
Q4-13 - Revenue from businesses acquired in Q4-13	$ (2.6)	$ (2.4)	$ (0.1)	$ -	$ (2.4)
Non-GAAP Revenue					
Q4-14	$ 472.6	$ 271.5	$ 201.1	$ 94.3	$ 52.1
Q4-13	$ 476.1	$ 277.1	$ 199.0	$ 79.1	$ 46.5
Non-GAAP Revenue - % Changes (a)					
Organic Revenue % Change (excluding revenue from businesses acquired in Q4-14 and Q4-13)	**(0.7)%**	**(2.0)%**	**1.1%**	**19.1%**	**12.1%**

* Includes AT&T, CenturyLink, Comcast, Verizon, and Windstream in both Q4-14 and Q4-13

Notes: Amounts above may not add due to rounding.

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

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Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Selected Information- Reconciliation of GAAP to Non-GAAP Measures
($ in 000's, except per share amounts)

	Year Ended July 26, 2014				Year Ended July 27, 2013			
	GAAP	Reconciling Items		Non-GAAP	GAAP	Reconciling Items		Non-GAAP
Contract revenues	$ 1,811,593	$ -		$ 1,811,593	$ 1,608,612	$ -		$ 1,608,612
Cost of earned revenues, excluding depreciation and amortization	1,475,045	(600)	(a)	1,474,445	1,300,416	(495)	(a)	1,299,921
General and administrative expenses	161,858	-		161,858	145,771	(6,763)	(b)	139,008
Depreciation and amortization	92,772	-		92,772	85,481	-		85,481
Total	1,729,675	(600)		1,729,075	1,531,668	(7,258)		1,524,410
Interest expense, net	(26,827)	-		(26,827)	(23,334)	-		(23,334)
Other income, net	11,228	-		11,228	4,589	321	(c)	4,910
Income before income taxes	66,319	600		66,919	58,199	7,579		65,778
Provision for income taxes (d)	26,341	236		26,577	23,011	2,990		26,001
Net income	$ 39,978	$ 364		$ 40,342	$ 35,188	$ 4,589		$ 39,777
Diluted income per share	$ 1.15	$ 0.01		$ 1.16	$ 1.04	$ 0.14		$ 1.18
Shares used in computing Diluted EPS:	34,816,381			34,816,381	33,782,187			33,782,187

Notes: Amounts above may not add due to rounding. For the year ended July 26, 2014 and July 27, 2013, the items reconciling GAAP to Non-GAAP financial measures are specifically described below:

(a) Pre-tax charges for wage and hour class action litigation settlements.
(b) Pre-tax acquisition related costs.
(c) Write-off of deferred financing costs.
(d) Provision for income taxes includes the tax effect of the other reconciling items identified herein.

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Fiscal 2014 4th Quarter Presentation August 27, 2014